                                                                     EXHIBIT 4.1


                              NUMBER       SHARES
                               THER
                        INCORPORATED UNDER THE LAWS OF
                             THE STATE OF DELAWARE
                               [TheraSense LOGO]

                             --------------------

                                SEE REVERSE FOR
                              CERTAIN DEFINITIONS

                               CUSIP 883381 10 5


THIS CERTIFIES THAT

                         -----------------------------------------


IS THE RECORD HOLDER OF

                         -----------------------------------------

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                        $0.001 PAR VALUE PER SHARE, OF

                               THERASENSE, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.




Dated:
       ---------------

                                    [SEAL]

/s/  ROBERT D. BROWNELL                                  /s/  W. MARK LORTZ
------------------------                                 -----------------------
CORPORATE SECRETARY                                      CHAIRMAN, PRESIDENT AND
                                                         CHIEF EXECUTIVE OFFICER

                               THERASENSE, INC.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF STOCK OR SERIES THEREOF AS ESTABLISHED, FROM TIME TO TIME BY THE CERTIFICATE OF INCORPORATION OF THE CORPORATION, THE NUMBER OF SHARES CONSTITUTING EACH CLASS AND SERIES, AND THE DESIGNATIONS THEREOF AND A STATEMENT OF THE AUTHORITY OF THE CORPORATION'S BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES. SUCH REQUEST MUST BE MADE TO THE CORPORATION'S SECRETARY AT THE PRINCIPAL EXECUTIVE OFFICE OF THE CORPORATION.

Keep this certificate in a safe place. If it is lost, stolen or destroyed, the Corporation will require a bond of indemnity as a condition to the issuance of a replacement certificate.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common           UNIF GIFT MIN ACT:_______Custodian_______
TEN ENT - as tenants by the entireties                      (Cust)         (Minor)
 JT TEN - as joint tenants with
          right of survivorship and              under Uniform Gifts to Minors
          not as tenants in common               Act______________________________
                                                             (State)


                                         UNIF TRF MIN ACT:______Custodian______________
                                                          (Cust)         (until age __)

                                                 _______ under Uniform Transfers
                                                 (Minor)
                                                 to Minors Act______________________________
                                                                 (State)

     Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE(S)

________________________________________________________________________________

___________________________________________________________________________________

___________________________________________________________________________________
Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint__________________________________________________________Attorney to
transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________   ___________________________________________________
                                NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT MUST
                                CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE
                                OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

In presence of

__________________________________

__________________________________

SIGNATURE(S) GUARANTEED

By:__________________________________________________________
   THE SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
   STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
   AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE
   17Ad-15.

===================================================================================